                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                      Date of Report: September 16, 1998
                       (Date of earliest event reported)


                             FRONTIER CORPORATION
            (Exact name of registrant as specified in its charter)


        New York           Commission File No. 1-4166          16-0613330
(State of incorporation)                                (IRS Employer I.D. No.)


                           180 South Clinton Avenue
                           Rochester, NY 14646-0700
                   (Address of principal executive offices)


                                (716) 777-1000
             (Registrant's telephone number, including area code)

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Item 7.  Financial Statements and Exhibits.


    (c)  Exhibits
         --------

          1.1 Underwriting Agreement, dated September 16, 1998, among Frontier Corporation (the "Registrant") and J.P. Morgan Securities Inc., Credit Suisse First Boston Corporation, and Merrill Lynch, Pierce, Fenner & Smith Incorporated regarding the sale of $200,000,000 aggregate principal amount of the Registrant's 6% Dealer remarketable securities/SM/ Notes due 2013 (the "Notes")

          1.2 Form of Remarketing Agreement between the Registrant and J.P. Morgan Securities, Inc. regarding the Notes

          4.1    Form of Global Note for the Notes

          5.1 Opinion of Martin T. McCue, Senior Vice President and General Counsel of the Registrant, regarding the legality of the Notes

          8.1 Opinion of Jaffe, Raitt, Heuer & Weiss, Professional Corporation, as to certain federal tax matters pertaining to the Notes

         23.1 Consent of Martin T. McCue, Senior Vice President and General Counsel of the Registrant (included in Exhibit 5.1)

         23.2 Consent of Jaffe, Raitt, Heuer & Weiss, Professional Corporation (included in Exhibit 8.1)


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FRONTIER CORPORATION,
                               a New York corporation


Date: September 18, 1998       By:  /s/ Josephine S. Trubek
                                  --------------------------------------------
                                    Josephine S. Trubek, Corporate Secretary



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

                                EXHIBIT INDEX


Exhibit                                                                        Filed
Number    Description                                                         Herewith
-------   -----------                                                         --------
 1.1      Underwriting Agreement, dated September 16, 1998, among                X
          Frontier Corporation (the "Registrant") and J.P. Morgan
          Securities Inc., Credit Suisse First Boston Corporation, and
          Merrill Lynch, Pierce, Fenner & Smith Incorporated regarding the sale of $200,000,000 aggregate principal amount of the
          Registrant's 6% Dealer remarketable securities/SM/ Notes due
          2013 (the "Notes")

 1.2      Form of Remarketing Agreement between the Registrant and J.P.          X
          Morgan Securities, Inc. regarding the Notes

 4.1      Form of Global Note for the Notes                                      X

 5.1      Opinion of Martin T. McCue, Senior Vice President and General          X
          Counsel of the Registrant, regarding the legality of the Notes

 8.1      Opinion of Jaffe, Raitt, Heuer & Weiss, Professional
          Corporation, as to certain federal tax matters pertaining to           X
          the Notes

23.1      Consent of Martin T. McCue, Senior Vice President and General          X
          Counsel of the Registrant (included in Exhibit 5.1)

23.2      Consent of Jaffe, Raitt, Heuer & Weiss, Professional                   X
          Corporation (included in Exhibit 8.1)

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